Employment Agreement /Management Bonus Pool	12 Months Ended
Dec. 31, 2011
Compensation and Retirement Disclosure [Abstract]
Compensation and Employee Benefit Plans [Text Block]
14.	Employment Agreement /Management Bonus Pool –

On March 31, 2010, the Company entered into an Employment Agreement with John Quandahl, its Chief Executive Officer, Chief Operating Officer, and interim Chief Financial Officer. The Employment Agreement provides Mr. Quandahl with an annual base salary and eligibility for an annual performance-based cash bonus pool for management.

The performance-based bonus provisions permit management to receive annual bonus payments in cash based on adjusted EBITDA and other targets established by the Board of Directors annually. The Employment Agreement sets the 2011 and 2010 adjusted EBITDA target at $4 million. If the Company’s actual adjusted EBITDA performance for a particular annual period ranges from 85-100% of the established adjusted EBITDA target, the cash bonus pool will be 7.5% of adjusted EBITDA. If the Company’s actual EBITDA performance for a particular annual period exceeds 100% of the established adjusted EBITDA target, 15% of adjusted EBITDA over the established target will be added to the cash bonus pool. The cash bonus pool for 2010 is limited to 75% of the calculated annual amount due to the mid-year implementation of the agreement. The Board approved modifications to the threshold calculations for 2011 by modifying them to exclude from the capital expenditures and working capital requirement calculations the Cricket store acquisition transactions and related long-term debt. The bonus pool for 2011 is approximately $334,000. Certain targets were not achieved for 2010 due to transactions approved by the Board. The Board did, however, approve a bonus pool for management of approximately $215,000 for 2010, the amount that would have been earned under this plan had all the targets been achieved.